UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2012

Date of reporting period: October 31, 2012

Item 1.	Reports to Stockholders.

The Advisors' Inner Circle Fund II

Westfield Capital Large Cap Growth Fund

Annual Report October 31, 2012

Investment Adviser:
Westfield Capital Management Company, L.P.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2012

The Fund files its complete schedule of investments of fund holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-301-7212; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2012

Dear Shareholder:

U.S. equities, as measured by the S&P 500 index, delivered double-digit gains in the past twelve months. In general terms, stocks that are considered “defensive” – like those within the Consumer Staples, Health Care, and Telecommunication Services sectors – drove the market advance, while investments in Energy, Materials, and Industrials underperformed. Improving economic conditions in the U.S. have been offset by weakness out of Europe and a deceleration in China. Investors are acutely aware of the looming fiscal cliff and stubbornly high unemployment. The Federal Reserve announced in September an open-ended mortgage-backed securities purchase program of $40 billion per month and extended the “extremely low rate” guidance through mid-2015. We find it interesting that the Fed also felt the need to emphasize that rates would remain low even after the “economic recovery strengthens.” Our own bottom-up company checks suggest that domestic economic activity has been relatively resilient. We view the current market as a balance between tepid economic growth and aggressive global liquidity policies. This balance remains a net benefit for equities, and we are optimistic on the outlook for our strategy.

The Westfield Large Cap Growth Fund (“the Fund”) Institutional Class Shares rose 9.39% for the twelve month period ending October 31, 2012, underperforming the Russell 1000 Growth Index, which gained 13.02%. Stock specific weakness within Health Care, Information Technology, and Energy led to the relative performance shortfall. In addition, the Fund’s limited exposure to Consumer Staples and an overweight of the Industrials sector restrained excess returns.

The Materials sector contributed 20 bps to relative returns. PPG Industries, which was added to the portfolio in April 2012, was the sector’s best absolute and relative performer during the period. The company manufactures coatings and glass products, serving customers across a range of industrial markets. Faster growing architectural, construction, and automotive segments constitute over 50% of PPG’s business mix, creating a clear advantage for the company’s strategic positioning within the industry. Based on our analysis, profit margins should continue to expand, driven by market share gains and savings from the restructuring in Europe. International Paper, a manufacturer of paper, packaging, and wood products benefited from improving prospects for price

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2012

increases for containerboard, one of the company’s main products. Containerboard inventories have been reduced to more rational levels and independent box manufacturers should contribute to the upward price pressure given their desire to restore profit margins.

Consumer Discretionary generated 7 bps of relative gains. The biggest contribution was provided by Comcast, Cl A, the portfolio’s sole holding in the cable & satellite sub-industry. The country’s largest cable operator continued to deliver solid financial results, consistently besting consensus estimates for quarterly earnings. Demand for high-speed data remains strong, and stabilizing video subscriber trends may be enhanced by a nascent improvement in the housing market. Also worth noting is the portfolio’s exposure to home improvement retail. Our investments Lowe’s and Home Depot have somewhat defensive business models, with revenues correlated to domestic economic trends. With housing depressed over the past several years, maintenance and repair projects have become the core driver of these companies’ sales. In an environment of slow economic growth and stable housing, home improvement retailers grow revenues at 3-4%; a moderate housing recovery could add 1-2% to this growth rate. During the most recent quarterly earnings call, Home Depot’s management highlighted signs of gradual improvement in housing, noting in particular a pick-up in the company’s professional/contractor business. While this segment comprises just 3-4% of their customer base, it represents about 35% of the company’s sales and historically has been the best proxy for housing trends.

The Health Care sector was the portfolio’s most significant source of relative losses, costing the portfolio 86 bps. The bulk of the underperformance stemmed from investments within biotechnology and pharmaceuticals. Gilead Sciences, which develops therapies for the treatment of HIV / AIDS and liver diseases, declined after announcing its intention to buy U.S. pharmaceutical rival Pharmasset, Inc. Although the deal was only minimally dilutive to earnings, Gilead offered to pay a 100% premium for a company with no drugs in Phase III clinical trials. We believed Gilead was taking too much risk via the acquisition and sold our position in the stock. Also underperforming was specialty pharmaceutical company Warner Chilcott, Cl A Plc. The company’s business model is built around a book of narrowly differentiated products with short, but overlapping life cycles, a structure that allows Warner to generate consistent cash flow. The

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2012

Street’s central concern around the stock has been lack of revenue visibility in 2014, the year in which several patents are set to expire. We are much more constructive on the company’s ability to replace these revenues than current valuation suggests. We believe the company will be able to replenish its product portfolio, realize new products from its $150 million per year R&D expenditure, or use its ample free cash flow to fund a strategic acquisition.

Information Technology restrained relative results by 46 bps. In late spring, networking products manufacturer Cisco Systems surprised investors with an extremely cautious forward-looking earnings guidance and a macroeconomic commentary suggesting continued weakness in Europe and worsening enterprise spending. We reduced the portfolio’s weight in Cisco to reflect the potential for continued macroeconomic uncertainty but maintained our position in the stock. We view the company as one of the bellwethers in the communications equipment industry, and think it offers stable growth and an attractive dividend as well as real growth opportunities in the data center and wireless business segments. Also hurting performance results was Check Point Software Technologies, a leading developer of security software. The stock languished over the summer after reporting quarterly results that were in-line on earnings and revenues but missed consensus expectations for license growth. Check Point is a classic example of the razor-razorblade model, generating recurrent revenues through its network security appliances and software. Given that the need for network security continues to increase, the company remains one of our favorite ideas in the software segment.

Monetary easing around the world generally impacts economies with a lag. The European Central Bank finally acknowledged the dire straits that Europe is in, and is taking the appropriate measures. Uncertainty over the outcome of the presidential election has been resolved and consumer confidence is likely to improve as many unknowns become less of an issue. Rather than try to forecast a global economic outlook that will be dependent on fiscal and monetary action, we want to own companies that can outperform irrespective of how global economic growth rates play out. We focus on identifying above average organic growers that can grow in excess of the market in a difficult economic environment, high quality growth companies with strong relative earnings growth versus their peers, and companies where management can return massive capital to shareholders via growing dividends and stock buybacks with free cash flow.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2012

Westfield Capital Management Company, L.P.

The product is evaluated against the Russell 1000® Growth Index, which is designed to measure the large-cap growth segment of the U.S. equity universe. We have chosen this benchmark as it most closely represents the investment strategy discussed in this commentary. The product’s holdings, characteristics, and performance may differ substantially from the benchmark. Stock performance is based on price movement during the quarter or for the time held during the quarter.

Specific securities identified do not represent all of the securities purchased, sold or recommended. A complete list of past recommendations is available upon request. The opinions and forward looking statements contained in this commentary are current as of the date shown and are subject to change without notice. No assurance can be given that these opinions or statements will prove accurate or profitable. They are not intended to be investment recommendations. You may obtain a copy of our Proxy Voting Policy or a report of how proxy ballots for your account(s) were voted by contacting our Compliance Department at wcmcompliance@wcmgmt.com or at 617-428-7100.

This material represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Definition of Comparative Index

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2012

Comparison of Change in the Value of a $10,000 Investment in the Westfield Capital Large Cap

Fund, Institutional or Investor, versus Russell 1000 Growth Index

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED OCTOBER 31, 2012(1)
	One Year Return	Annualized Inception to Date*
Institutional Class Shares	9.39%	0.74%
Investor Class Shares	9.38%	0.74%
Russell 1000 Growth Index	13.02%	6.21%

*	Commenced operations on July 13, 2011.
(1)	If the Adviser had not limited certain expenses, the Fund’s total returns would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 4.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2012

SECTOR WEIGHTINGS (Unaudited) †

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.7%‡
	Shares	Value

CONSUMER DISCRETIONARY — 14.3%
Amazon.com*	8,415	$1,959,180
Comcast, Cl A	95,725	3,590,645
Home Depot	44,730	2,745,528
Las Vegas Sands	30,360	1,409,918
Lowe’s	79,000	2,558,020
NIKE, Cl B	16,500	1,507,770
Starbucks	46,920	2,153,628
Viacom, Cl B	43,720	2,241,524
Walt Disney	43,850	2,151,720

		20,317,933

CONSUMER STAPLES — 7.8%
Costco Wholesale	7,830	770,707
Hershey	40,830	2,811,146
Kraft Foods	49,343	2,244,135
Mondelez International, Cl A	144,830	3,843,788
Whole Foods Market	14,880	1,409,582

		11,079,358

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2012

COMMON STOCK — continued

	Shares	Value

ENERGY — 9.1%
Halliburton	102,630	$3,313,923
National Oilwell Varco	31,630	2,331,131
Occidental Petroleum	21,600	1,705,536
Suncor Energy	66,760	2,244,471
Valero Energy	113,980	3,316,818

		12,911,879

FINANCIALS — 6.2%
American International Group*	62,070	2,168,105
Citigroup	67,910	2,539,155
JPMorgan Chase	58,930	2,456,202
State Street	35,780	1,594,715

		8,758,177

HEALTH CARE — 16.4%
Cardinal Health	67,480	2,775,453
Celgene*	74,800	5,484,336
Cooper	26,880	2,579,942
Merck	80,650	3,680,059
Thermo Fisher Scientific	55,180	3,369,291
Vertex Pharmaceuticals*	53,810	2,595,794
Warner Chilcott, Cl A Plc	110,040	1,274,263
Watson Pharmaceuticals*	17,930	1,541,084

		23,300,222

INDUSTRIALS — 9.7%
Danaher	59,000	3,052,070
General Electric	102,800	2,164,968
Precision Castparts	17,610	3,047,763
Stanley Black & Decker	43,270	2,998,611
United Technologies	33,315	2,603,900

		13,867,312

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2012

COMMON STOCK — continued

	Shares	Value

INFORMATION TECHNOLOGY — 30.0%
Apple	18,115	$10,780,236
Broadcom, Cl A	64,890	2,046,306
Check Point Software Technologies*	37,360	1,663,641
Cisco Systems	90,030	1,543,114
Citrix Systems*	27,350	1,690,503
Cognizant Technology Solutions, Cl A*	40,105	2,672,998
eBay*	19,400	936,826
EMC*	92,630	2,262,025
Google, Cl A*	6,651	4,521,150
Mastercard, Cl A	2,390	1,101,623
Microsoft	137,840	3,933,264
Oracle	97,510	3,027,686
QUALCOMM	35,160	2,059,497
Texas Instruments	36,560	1,026,971
Visa, Cl A	23,905	3,317,058

		42,582,898

MATERIALS — 5.2%
FMC	19,900	1,065,048
International Paper	43,750	1,567,563
Monsanto	25,070	2,157,775
PPG Industries	21,920	2,566,393

		7,356,779

TOTAL COMMON STOCK (Cost $126,574,217)		140,174,558

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2012

COMMON STOCK — continued

	Shares	Value

SHORT-TERM INVESTMENT (A) — 2.9%
Fidelity Institutional Money Market Funds—Prime Money Market Portfolio, 0.010% (Cost $4,156,850)	4,156,850	$4,156,850

TOTAL INVESTMENTS — 101.6% (Cost $130,731,067)		$144,331,408

Percentages are based on Net Assets of $142,110,862
*	Non-income producing security.
‡	Narrow industries are used for compliance purposes, whereas broad sectors are utilized for reporting.
(A) —	The rate reported is the 7-day effective yield as of October 31, 2012.
Cl —	Class
Plc —	Public Limited Company

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2012

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments, at Value (Cost $130,731,067)	$144,331,408
Dividend Receivable	27,752
Prepaid Expenses	16,934

Total Assets	144,376,094

Liabilities:
Payable for Capital Shares Redeemed	1,317,649
Payable for Investment Securities Purchased	769,303
Payable due to Adviser	87,254
Payable due to Administrator	15,084
Payable due to Trustees	3,397
Chief Compliance Officer Fees Payable	2,877
Payable due to Shareholder Servicing Agent (Investor Class Shares)	163
Other Accrued Expenses	69,505

Total Liabilities	2,265,232

Net Assets	$142,110,862

Net Assets Consist of:
Paid-in Capital	$128,980,126
Undistributed Net Investment Income	965,637
Accumulated Net Realized Loss on Investments	(1,435,242)
Net Unrealized Appreciation on Investments	13,600,341

$142,110,862

Net Asset Value, Offering and Redemption Price Per Share — Institutional Class Shares (unlimited unauthorization — no par value) ($142,033,846 ÷ 14,070,109 shares)	$10.09

Net Asset Value, Offering and Redemption Price Per Share — Investor Class Shares (unlimited unauthorization — no par value) ($77,016 ÷ 7,636 shares)	$10.09

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
FOR THE YEAR ENDED
OCTOBER 31, 2012

STATEMENT OF OPERATIONS

Investment Income
Dividends	$2,168,650
Less: Foreign Taxes Withheld	(5,110)

Total Investment Income	2,163,540

Expenses
Investment Advisory Fees	850,903
Administration Fees	158,081
Shareholder Servicing Fees (Investor Class Shares)	15,909
Trustees’ Fees	13,235
Chief Compliance Officer Fees	8,851
Transfer Agent Fees	78,577
Deferred Offering Costs (See Note 2)	54,868
Legal Fees	33,644
Registration Fees	31,901
Printing Fees	26,274
Audit Fees	21,125
Custodian Fees	12,223
Insurance and Other Expenses	12,015

Total Expenses	1,317,606

Less:
Waiver of Investment Advisory Fees	(188,557)
Fees Paid Indirectly	(6)

Net Expenses	1,129,043

Net Investment Income	1,034,497

Net Realized Gain on Investments	1,217,404
Net Change in Unrealized Appreciation on Investments	7,913,697

Net Realized and Unrealized Gain on Investments	9,131,101

Net Increase in Net Assets Resulting from Operations	$10,165,598

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended October 31, 2012	Period Ended October 31, 2011*

Operations:
Net Investment Income (Loss)	$1,034,497	$(29,616)
Net Realized Gain (Loss) on Investments	1,217,404	(2,652,646)
Net Change in Unrealized Appreciation (Depreciation) on Investments	7,913,697	(3,282,922)

Net Increase (Decrease) in Net Assets Resulting from Operations	10,165,598	(5,965,184)

Dividends from Net Investment Income:
Institutional Class	(68,686)	—
Investor Class	(174)	—

Total Dividends	(68,860)	—

Capital Share Transactions:(1)
Institutional Class Shares
Issued	46,436,033	36,646,048
Reinvestment of Distributions	67,678	—
Issued in connection with in-kind transfer**	—	73,381,644
Redeemed	(16,597,282)	(3,848,469)

Net Institutional Class Share Transactions	29,906,429	106,179,223

Investor Class Shares
Issued	31,254,634	234,200
Reinvestment of Distributions	27	—
Redeemed	(29,595,205)	—

Net Investor Class Share Transactions	1,659,456	234,200

Net Increase in Net Assets from Share Transactions	31,565,885	106,413,423

Total Increase in Net Assets	41,662,623	100,448,239

Net Assets:
Beginning of Year/Period	100,448,239	—

End of Year/Period (including undistributed net investment income of $965,637 and $0, respectively)	$142,110,862	$100,448,239

*	Commenced operations on July 13, 2011.

**	See Note 1 in the Notes to Financial Statements.

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Period

	Institutional Class Shares
	Year Ended October 31, 2012	Period Ended October 31, 2011*
Net Asset Value, Beginning of Period	$9.23	$10 .00

Income (Loss) from Operations:
Net Investment Income(Loss)(1)	0.08	(0.00	)^
Net Realized and Unrealized Gain (Loss)	0.79	(0.77)

Total from Operations	0.87	(0.77)

Dividends and Distributions from:
Net Investment Income	(0.01)	—	^

Total Dividends and Distributions	(0.01)	—

Net Asset Value, End of Period	$10.09	$9.23

Total Return†	9.39%	(7.70)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$142,034	$100,192
Ratio of Expenses to Average Net Assets(2)	0.85%	0.85	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.99%	1.28	%**
Ratio of Net Investment Income (Loss) to Average Net Assets	0.81%	(0.12	)%**
Portfolio Turnover Rate	82%	36	%***

*	Commenced operations on July 13, 2011.

**	Annualized

***	Portfolio turnover rate is for the period indicated and has not been annualized.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

^	Amount represents less than $0.01 per share.

(1)	Per share data calculated using average shares method.

(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 0.85% and 0.85%, respectively.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS — continued
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Period

	Investor Class Shares
	Year Ended October 31, 2012	Period Ended October 31, 2011*
Net Asset Value, Beginning of Period	$9.23	$10.00

Income (Loss) from Operations:
Net Investment Income (Loss) (1)	0.04	(0.01)
Net Realized and Unrealized Gain (Loss)	0.82	(0.76)

Total from Operations	0.86	(0.77)

Dividends and Distributions from:
Net Investment Income	0.00 (3)	—

Total Dividends and Distributions	0.00 (3)	—

Net Asset Value, End of Period	$10.09	$9.23

Total Return†	9.38%	(7.70)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$77	$256
Ratio of Expenses to Average Net Assets(2)	1.09%	0.91	%**^
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.23%	1.23	%**^
Ratio of Net Investment Income (Loss) to Average Net Assets	0.36%	(0.41	)%**^
Portfolio Turnover Rate	82%	36	%***

*	Commenced operations on July 13, 2011.

**	Annualized

***	Portfolio turnover rate is for the period indicated and has not been annualized.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

^	Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations.

(1)	Per share data calculated using average shares method.

(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 1.09% and 0.91%, respectively.

(3)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2012

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 34 funds. The financial statements herein are those of the Westfield Capital Large Cap Growth Fund (the “Fund”). The investment objective of the Fund is long-term growth of capital. The Fund, invests primarily (at least 80% of its net assets) in equity securities. The Fund is a diversified fund and focuses on U.S. listed common stocks with large market capitalizations that Westfield Capital Management Company, L.P. (the “Adviser”) believes are quality companies with stock that offers the potential for future price appreciation. The Fund commenced operations on July 13, 2011 as a result of a contribution in-kind from a limited partnership managed by the Adviser. On this date, the Fund issued 7,338,164 shares and acquired securities tax-free at their then current value of $73,381,644, including unrealized appreciation of $8,969,566. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2012

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2012, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in inactive markets, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2012

Effective May 1, 2012, the Fund adopted Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The adoption of ASU 2011-04 had no impact on the Fund’s net assets.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of October 31, 2012, all the investments for the Fund were Level 1. For details of investment classifications, reference the Schedule of Investments.

For the year ended October 31, 2012, there have been no transfers between Level 1 and Level 2 assets and liabilities. During the year ended October 31, 2012, there were no Level 3 securities.

During the year ended October 31, 2012, there have been no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2012

examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the open two tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year the Fund did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund will distribute substantially all of its net investment income and makes distributions of its net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of the Fund. As of October 31, 2012, offering costs have been fully amortized.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2012

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4. Administration, Distribution, Transfer Agent and Custodian Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $120,000 for the Fund, plus $15,000 for each additional class created, or 0.12% of the first $500 million, 0.10% of the next $500 million, and 0.08% of any amount above $1 billion of the Fund’s average daily net assets.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

The Fund has entered into shareholder servicing agreements with third-party service providers pursuant to which the service providers provide certain shareholder services to Fund shareholders (the “Service Plan”). Under the Service Plan, the Fund may pay service providers a fee at a rate of up to 0.25% annually of the average daily net assets attributable to Investor Class Shares, subject to the arrangement for provision of shareholder and administrative services. For the year ended October 31, 2012, the Fund incurred $15,909 or 0.24%, of shareholder servicing fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the year ended October 31, 2012, the Fund earned cash management credits of $6, which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

Citibank, N.A. acts as the custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2012

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee calculated at an annual rate of 0.65% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its fees and to reimburse expenses in order to limit operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and Shareholder Servicing Fees (collectively “excluded expenses”)) for the Fund’s Institutional Class Shares and Investor Class Shares from exceeding 0.85% of the average daily net assets of each class until July 13, 2013. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Adviser may retain the difference between the Total Annual Fund Operating Expenses (less excluded expenses) and 0.85% for Institutional Class Shares and Investor Class Shares to recapture all or a portion of its prior fee reductions and expense reimbursements made during the preceding three-year period. This agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on July 13, 2012. As of October 31, 2012, fees which were previously waived by the Adviser which may be subject to possible future reimbursement to the Adviser were $108,061 and $188,557, expiring in 2014 and 2015 respectively.

6. Share Transactions:

	Year Ended October 31, 2012	Period Ended October 31, 2011*

Share Transactions:
Institutional Class
Issued	4,907,234	3,933,100
Reinvested	7,579	—
Issued in connection with in-kind transfer**	—	7,338,164
Redeemed	(1,699,051)	(416,917)

Net Share Transactions	3,215,762	10,854,347

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2012

	Year Ended October 31, 2012	Period Ended October 31, 2011*
Investor Class
Issued	3,037,676	27,778
Reinvested	3	—
Redeemed	(3,057,821)	—

Net Share Transactions	(20,142)	27,778

*	Commenced operations on July 13, 2011.

**	See Note 1.

7. Investment Transactions:

For the year ended October 31, 2012, the Fund made purchases of $135,744,495 and sales of $103,757,474 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2012

The tax character of dividends and distributions declared during the year ended October 31, 2012 were as follows:

	Ordinary Income	Total
2012	$68,860	$68,860

As of October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$965,637
Undistributed Long-Term Capital Gain	110,821
Unrealized Appreciation	12,054,278

Total Distributable Earnings	$13,130,736

During the year ended October 31, 2012, the Fund utilized capital loss carryforwards of $2,021,828 to offset capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolios will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For Federal income tax purposes, the cost of securities owned at October 31, 2012, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current period and have been deferred for use in future periods.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2012

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at October 31, 2012, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$132,277,130	$17,198,695	$(5,144,417)	$12,054,278

9. Other:

At October 31, 2012, 21% of the Institutional Class Shares and 100% of the Investor Class Shares total shares outstanding were held by one record shareholder, respectively. This shareholder was comprised of omnibus accounts that were held on behalf of various shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet – Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

11. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of

The Advisors’ Inner Circle Fund II and the Shareholders of

Westfield Capital Large Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Westfield Capital Large Cap Growth Fund (one of the portfolios constituting The Advisors’ Inner Circle Fund II, hereafter referred to as the “Fund”) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period July 13, 2011 (commencement of operations) through October 31, 2011 in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2012

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the six month period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that six month period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/12	Ending Account Value 10/31/12	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Institutional Class	$1,000.00	$988.20	0.85%	$4.26
Investor Class	1,000.00	988.20	1.18	5.91

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.92	0.85%	$4.33
Investor Class	1,000.00	1,019.26	1.18	6.00

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period shown).

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THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS[3,4]

ROBERT NESHER 66 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 72 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4]
CHARLES E. CARLBOM 78 yrs. old	Trustee (Since 2005)	Self-Employed Business Consultant, Business Projects Inc. since 1997.
JOHN K. DARR 68 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Bank, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 60 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager – Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.
1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Board Members oversee 34 funds in The Advisors’ Inner Circle Fund II.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-773-3238. The following chart lists Trustees and Officers as of October 31, 2012.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds, President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds . Director of SEI Alpha Strategy Portfolios, LP since June 2007. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Asset Korea Co., Ltd, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited . Director of the Distributor since 2003.

Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds; Director of Oregon Transfer Co.

Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, Meals on Wheels, Lewes/Rehoboth Beach, DE.

Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.
5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)
MITCHELL A. JOHNSON 70 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments).
BETTY L. KRIKORIAN 69 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. since 2008. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 56 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.
JAMES M. STOREY 81 yrs. old	Trustee (Since 1994)	Attorney, Solo Practitioner since 1994.
GEORGE J. SULLIVAN, JR. 69 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS

MICHAEL BEATTIE 47 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.

MICHAEL LAWSON 52 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2005)	Director, SEI Investments, Fund Accounting since July 2005. Manager, SEI Investments, Fund Accounting at SEI Investments AVP from April 1995 to February 1998 and November 1998 to July 2005.
1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust

3	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Other Directorships Held by Board Member/Trustee[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.
Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.
Trustee/Director of The Advisors’ Inner Circle Fund, Bishop Street Funds, U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust; member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

None.
None.
4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During the Past 5 Years
OFFICERS (continued)

RUSSELL EMERY 49 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of
SEI Structured Credit Fund,
LP and SEI Alpha Strategy
Portfolios, LP since June
2007. Chief Compliance
Officer of SEI Opportunity
Fund, L.P., SEI Institutional
Managed Trust, SEI Asset
Allocation Trust, SEI Institu
tional International Trust,
SEI Institutional Investments
Trust, SEI Daily Income
Trust, SEI Liquid Asset Trust
and SEI Tax Exempt Trust
since March 2006.

DIANNE M. SULZBACH 35 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bock ius LLP from 2006 to 2010.

TIMOTHY D. BARTO 44 yrs. old	Vice President and Assistant Secretary (Since 1999)	General Counsel and Secre
tary of SIMC and the Admin
istrator since 2004. Vice
President of SIMC and the
Administrator since 1999.
Vice President and Assistant
Secretary of SEI Investments
since 2001. Assistant Secre
tary of SIMC, the Admin
istrator and the Distributor,
and Vice President of the
Distributor from 1999 to
2003.

KERI ROHN 32 yrs. old	Privacy Officer (Since 2009) AML Officer (Since 2011)	Compliance Officer at SEI Investments since 2003.

JOHN MUNCH 41 yrs. old	Vice President and Assistant Secretary (since 2012)	Attorney at SEI Investments Company since 2001.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Other Directorships Held by Trustee/Officer
None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2012, tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2012, tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2012, the Fund is designating the following items with regard to distributions paid during the year.

Ordinary Income Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)
100.00%	0.00%	100.00%	100.00%	100.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2012. Complete information will be computed and reported with your 2012 Form 1099-DIV.

Westfield Capital Large Cap Growth Fund

P.O. Box 219009

Kansas City, MO 64121-9009

866-454-0738

Adviser:

Westfield Capital Management Company, L.P.

One Financial Center

Boston, MA 02111

Distributor:

SEI Investments Distribution Co.

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the Fund described.

WCM-AR-001-0200

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last fiscal year was as follows:

		2012			2011
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$20,808	$0	$0	$12,000	$0	$0
(b)	Audit- Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

(e)(1) Not applicable.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2012	2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $50,000 and $0 for 2012 and 2011, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: January 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: January 4, 2013

By (Signature and Title)	/s/ Michael Lawson
Michael Lawson, Treasurer,
Controller & CFO

Date: January 4, 2013